NuScale Power Reports First Quarter 2024 Results • Commercialization of NuScale’s proprietary, U.S. Nuclear Regulatory Commission (NRC) approved, small modular reactor (SMR) technology continues to be driven by rapidly growing demand for safe, reliable, 24/7 carbon-free baseload power. • Manufacture of NuScale Power ModulesTM advances as Doosan Enerbility, a strategic partner, NuScale investor, and leading global foundry progresses forgings of long lead materials, continues manufacturing, and invests in capacity-enhancing production technology. • Planning continues between Fluor and RoPower for the RoPower project’s Phase 2 Front-End Engineering and Design (FEED) work while commercial and government stakeholders work to finalize terms. PORTLAND, Ore. – NuScale Power Corporation (NYSE: SMR), the industry-leading provider of proprietary and innovative advanced small modular reactor nuclear technology, today announced results for the first quarter ended March 31, 2024. “The criticality of NuScale’s near-term deployable SMR technology has never been greater than amidst today’s rapidly expanding power demand landscape,” said John Hopkins, President and Chief Executive Officer of NuScale Power. “Both government and private-sectors are struggling with the balance of achieving carbon reduction pledges amidst unprecedented growth in energy usage driven by the emergence of hyperscale data centers, artificial intelligence networks, and the industries supporting them.” Hopkins added, “The world understands that nuclear power is the only option for 24/7-reliable, carbon-free baseload energy. As the sole SMR technology with U.S. NRC design approval and with modules currently in production, NuScale technology is optimally positioned to support prospective customers’ needs for reliable, decarbonized energy.” Financial Update During the first quarter of 2024: • NuScale implemented a series of strategic initiatives to better align resources with the Company’s primary objective of transitioning towards commercialization and revenue-producing commercial contracts. These actions further long-term financial stability by generating $50 to $60 million in annualized savings, starting in the second quarter of 2024. • NuScale improved its cash position, ending the first quarter with cash and equivalents of $137.1 million ($5.1 million of which is restricted), and no debt, compared to year-end 2023 when the Company had cash and equivalents of $125.4 million ($5.1 million of which was restricted), and no debt. • NuScale reported revenue of $1.4 million and net loss of $48.1 million for the three-month period ended March 31, 2024, compared to revenue of $5.5 million and a net loss of $35.6 million for the same period in 2023. Higher net loss reported in the period was driven by a one-time $3.2 million charge associated with continuing our transition from an R&D-based company to commercial operations, and a $9.0 million non-cash adjustment to the fair value of our warrants due to an increase in the Company’s share price. Conference Call: NuScale will host a conference call today at 5:00 p.m. ET. A live webcast of the presentation will be available by dialing (888) 550-5460 with conference ID 4347254 or by visiting the Events & Presentations page. A replay of the webcast will be available for 30 days. About NuScale Power NuScale Power Corporation (NYSE: SMR) is the industry-leading provider of proprietary and innovative advanced small modular reactor (SMR) nuclear technology, with a mission to help power the global energy transition by delivering safe, scalable, and reliable carbon-free energy. The company’s groundbreaking SMR technology is powered by the NuScale Power Module™, a small, safe, pressurized water reactor that can each generate 77 megawatts of electricity (MWe) or 250 megawatts thermal (gross), and can be scaled to meet customer needs through an array of flexible configurations up to 924 MWe (12 modules) of output. As the first and only SMR to have its design certified by the U.S. Nuclear Regulatory Commission, NuScale is well-positioned to serve diverse customers across the world by supplying nuclear energy for electrical generation, data centers, district heating, desalination, commercial-scale hydrogen production, and other process heat applications. Founded in 2007, NuScale is headquartered in Portland, Ore. To learn more, visit NuScale Power’s website or follow us on LinkedIn, Facebook, Instagram, X and YouTube. Forward Looking Statements This release may contain forward-looking statements (including without limitation statements to the effect that the Company or its management "will," "believes," "expects," “anticipates,” "plans" or other similar expressions). These forward-looking statements include statements relating to strategic and operational plans, capital deployment, future growth, new awards, backlog, earnings and the outlook for the company’s business. Actual results may differ materially as a result of a number of factors, including, among other things, the Company’s liquidity and ability to raise capital, the severity and duration of the COVID-19 pandemic and actions by governments, businesses and individuals in response to the pandemic, including the duration and severity of economic disruptions; the Company's failure to receive new contract awards; cost overruns, project delays or other problems arising from project execution activities, including the failure to meet cost and schedule estimates; intense competition in the industries in which we operate; failure of our partners to perform their obligations; cyber-security breaches; foreign economic and political uncertainties; client cancellations of, or scope adjustments to, existing contracts; failure to maintain safe worksites and international security risks; risks or uncertainties associated with events outside of our control, including weather conditions, pandemics, public health crises, political crises or other catastrophic events; the use of estimates and assumptions in preparing our financial statements; client delays or defaults in making payments; the failure of our suppliers, subcontractors and other third parties to adequately perform services under our contracts; uncertainties, restrictions and regulations impacting our government contracts; the inability to hire and retain qualified personnel; the potential impact of certain tax matters; possible information technology interruptions; the Company's ability to secure appropriate insurance; liabilities associated with the performance of nuclear services; foreign currency risks; the loss of one or a few clients that account for a significant portion of the Company's revenues; damage to our reputation; failure to adequately protect intellectual property rights; asset impairments; climate change and related environmental issues; increasing scrutiny with respect to sustainability practices; the availability of credit and restrictions imposed by credit facilities for our clients, suppliers, subcontractors or other partners; failure to obtain favorable results in existing or future litigation and regulatory proceedings, dispute resolution proceedings or claims, including claims for additional costs; failure by us or our employees, agents or partners to comply with laws; new or changing legal requirements, including those relating to environmental, health and safety matters; failure to successfully implement our strategic and operational initiatives; risks related to provisions of our convertible preferred stock; and restrictions on possible transactions imposed by our charter documents and Delaware law. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, the Company’s results may differ materially from its expectations and projections. Additional information concerning these and other factors can be found in the Company's public periodic filings with the Securities and Exchange Commission, including the general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Cautionary Note Regarding Forward-Looking Statements and Summary of Risk Factors” in the Company’s annual report on Form 10-K for the period ended December 31, 2023, the Form S-1 filed on March 20, 2023, and declared effective on March 23, 2023, the Registration Statement on Form S-3 filed on June 1, 2023 and declared effective on June 5, 2023, and under similar headings in subsequent filings with the U.S. Securities and Exchange Commission. The referenced SEC filings are available either publicly or upon request from NuScale's Investor Relations Department at ir@nuscalepower.com. The Company disclaims any intent or obligation other than as required by law to update its forward-looking statements in light of new information or future events. Investor Contact Scott Kozak, Director, Investor Relations, NuScale Power skozak@nuscalepower.com Media Contact Chuck Goodnight, Vice President, Business Development, NuScale Power media@nuscalepower.com